EXHIBIT 10-E
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(Carlyle-XV)



                             AMENDMENT NO. 3 TO
                            AMENDED AND RESTATED
                      AGREEMENT OF GENERAL PARTNERSHIP
                            FOR PROGRESS PARTNERS
                      --------------------------------

      AMENDMENT NO. 3 ("Amendment"), dated as of this 22nd day of March, 1999, to the Amended and Restated Agreement of General Partnership dated as of August 20, 1984, as amended pursuant to Amendment No. 1, dated as of February 26, 1986, and as amended by Amendment No. 2, dated as of March 17, 1999 ("Partnership Agreement") is made by and among P-C 900 THIRD ASSOCIATES, a New York limited partnership ("P-C 900"), 900 REALTY, LLC, a Delaware limited liability company ("900 Realty"), 900 3RD AVENUE ASSOCIATES, an Illinois general partnership ("Associates"), 14-15 Office Associates, L.P., an Illinois limited partnership ("14-15 Office Associates") and PROGRESS PARTNERS (the "Partnership").

                            W I T N E S S E T H:
                            -------------------

            WHEREAS, Associates, 900 Realty and P-C 900 were partners in the Partnership pursuant to, among other things, that certain Amended and Restated Agreement of General Partnership for Progress Partners dated as of August 20, 1984, as amended pursuant to Amendment No. 1, dated as of February 26, 1986, and as amended pursuant to Amendment No. 2, dated as of March 17, 1998 (collectively "Partnership Agreement");

            WHEREAS, 900 Realty has assigned all of its right, title and interest in Progress Partners to Associates;

            WHEREAS, P-C 900 has assigned all of its right, title and interest in Progress Partners to Associates and 14-15 Office Associates; and

            NOW, THEREFORE, in consideration of the premises aforesaid, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. 900 Realty shall no longer be a general partner in Progress Partners and Associates shall hold and be entitled to exercise all of right, title and interest formerly belonging to 900 Realty under the Partnership Agreement, effective as of the date of this Amendment.

      2. 14-15 Office Associates shall be admitted as a general partner of the Partnership in substitution for P-C 900, and 14-15 Office Associates shall hold and be entitled to exercise all of right, title and interest formerly belonging to P-C 900 under the Partnership Agreement, effective as of the date of this Amendment. 14-15 Office Associates agrees to be bound by all of the terms and provisions of the Partnership Agreement, as amended by this Amendment, as fully as if 14-15 Office Associates were a signatory thereto.

      3. Section 3.2 of the Partnership is hereby amended to read in its entirety as follows:

      "Net Cash Receipts (if any) for such calendar year or portion of such calendar year shall be distributed 92.575% to Associates and 7.425% to 14-15 Office Associates."

      4. Paragraph D of Section 3.3 of the Partnership is hereby amended to read in its entirety as follows:

      "D.  FOURTH LEVEL.  The balance of the Net Sales Proceeds and
Net Financing Proceeds remaining after the distributions pursuant to subsections A through C above shall be distributed 92.575% to Associates and 7.425% to 14-15 Office Associates."

      5. This Agreement shall constitute a written amendment to the Partnership Agreement, as required by Section 10.2 thereof.

      6. The Partnership Agreement shall remain in full force and effect except as amended hereby.

      7. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

      IN WITNESS HEREOF, the parties have executed this Agreement the day and year first above written.

                              P-C 900 THIRD ASSOCIATES

                              By:   900 Third Avenue Associates,
                                    its general partner

                                    By:   Carlyle Real Estate Limited
                                          Partnership-XIV, a General
                                          Partner

                                          By:   JMB Realty Corporation, a
                                                General Partner


                                                By:
                                                      --------------------
                                                Its:
                                                      --------------------


                              PROGRESS PARTNERS

                              By:   900 Realty, LLC,
                                    General Partner

                                    By:
                                          ------------------------------
                                    Its:
                                          ------------------------------

                              By:   900 3rd Avenue Associates, General
                                    Partner

                                    By:   Carlyle Real Estate Limited
                                          Partnership-XIV, a General
                                          Partner

                                          By:   JMB Realty Corporation, a
                                                General Partner


                                                By:
                                                      --------------------
                                                Its:
                                                      --------------------

                              900 REALTY, LLC


                              By:
                                    ------------------------------
                              Its:
                                    ------------------------------


                              900 3RD AVENUE ASSOCIATES

                              By:   Carlyle Real Estate Limited
                                    Partnership-XIV, a General Partner

                                    By:   JMB Realty Corporation, a
                                          General Partner


                                          By:
                                                --------------------
                                          Its:
                                                --------------------


                              14-15 OFFICE ASSOCIATES, L.P.,
                              an Illinois limited partnership

                              By:   900 3rd Avenue Corporation,
                                    its general partner

                                    By:
                                          ------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                          ------------------------------